UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 19, 2008

Date of Report  (Date of earliest event reported)

RMR REAL ESTATE INCOME FUND

(Exact Name of Registrant as Specified in Charter)

Delaware	811-22234	26-3898000
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts  02458

(Address of principal executive offices, including zip code)

(617) 332-9530

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

On August 26, 2008, RMR Real Estate Fund (“RMR”), RMR Hospitality and Real Estate Fund (“RHR”) and RMR F.I.R.E. Fund (“RFR”) announced that they had filed a preliminary Joint Proxy and Registration Statement/Prospectus with the U.S. Securities and Exchange Commission (the “SEC”) relating to a possible merger of those three funds.  Because of changed market conditions since then and because of the reduced size of each of these funds resulting from those changed market conditions and the redemptions of fund preferred share by each of RMR, RHR, RFR, and two additional funds, RMR Preferred Dividend Fund (“RDR”) and RMR Dividend Capture Fund (“RCR”), the Boards of Trustees of each of these five funds have directed management to prepare and file with the SEC an amended Joint Proxy and Registration Statement/Prospectus.  The purpose of this amended Joint Proxy and Registration Statement/Prospectus will be to present a plan to merge each of RMR, RHR, RFR, RDR and RCR into one new fund.

The Boards of Trustees of RMR Asia Pacific Real Estate Fund (“RAP”) and RMR Asia Real Estate Fund (“RAF”) have also directed the management of these two funds to prepare and file with the SEC a Joint Proxy and Registration Statement/Prospectus.  The purpose of this Joint Proxy and Registration Statement/Prospectus will be to present a plan to merge RAP and RAF.

If the mergers described in the foregoing two paragraphs occur, the seven funds referenced in this communication will be merged to become two funds: (i) RMR Real Estate Income Fund (“New RMR”), a newly formed fund which will combine RMR, RHR, RFR, RDR and RCR and will be primarily invested in securities issued by U.S. based real estate companies, including real estate investment trusts, or REITs, and (ii) New RMR Asia Pacific Real Estate Fund (“New RAP”), a newly formed fund which will combine RAP and RAF and will be primarily invested in securities issued by real estate companies based in the Asia Pacific region.  The process of completing these mergers will require the approval of the funds’ shareholders and is expected to take several months.  There can be no assurance that these mergers will occur.

This communication is not intended to, and shall not, constitute an offer to purchase or sell shares of any of the affected funds, including New RMR and New RAP; nor is this communication intended to solicit a proxy from any shareholder of any of the affected funds.  The solicitation of the purchase or sale of securities or of proxies to effect each fund merger may only be made by a final, effective Registration Statement, which includes a definitive Joint Proxy Statement/Prospectus, after the Registration Statement is declared effective by the SEC.

This communication references an amended Registration Statement, which includes an amended Joint Proxy Statement/Prospectus, to be filed by New RMR, RMR, RHR, RFR, RDR and RCR, and a separate Registration Statement, which includes a Joint Proxy Statement/Prospectus, to be filed by New RAP, RAP and RAF.  Neither of these documents has yet been prepared or filed with the SEC.  After these documents are filed with the SEC they may be amended or withdrawn, and they will not be distributed to shareholders of the affected funds unless and until they are declared effective by the SEC.

The funds and their respective trustees, officers and employees, and the funds’ investment advisor, RMR Advisors, Inc. (the “Advisor”) and its shareholders, officers and employees and other persons may be deemed to be participants in the solicitation of proxies with respect to the proposed combinations.  Investors and shareholders may obtain more detailed information regarding the direct and indirect interests of the funds’ respective trustees, officers and employees, and the Advisor’s shareholders, officers and employees and other persons by reading the preliminary and definitive Joint Proxy Statements/Prospectuses regarding the proposed combinations, filed with the SEC, when they become available.

The Registration Statements of New RMR and New RAP have not yet become effective, and the information contained therein, including information in the preliminary Joint Proxy Statement/Prospectuses, is not complete and is subject to change.  INVESTORS AND SECURITY HOLDERS OF THE FUNDS ARE URGED TO READ THE JOINT PROXY STATEMENT/ PROSPECTUSES AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED FUND MERGERS.  INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE FUNDS CAREFULLY.  THE JOINT PROXY STATEMENT/PROSPECTUSES WILL CONTAIN THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES AND OTHER IMPORTANT INFORMATION ABOUT THE FUNDS.  New RMR and New RAP may not sell securities until their respective Registration Statements filed with the SEC are effective.  Neither Joint Proxy Statement/Prospectus is an offer to sell securities, nor is it soliciting an offer to buy securities, in any state where such offer or sale is not permitted.

Investors may obtain free copies of each Registration Statement and Joint Proxy Statement/Prospectus and other documents (when they become available) filed with the SEC at the SEC’s web site at www.sec.gov.  In addition, free copies of each Joint Proxy Statement/Prospectus and other documents filed with the SEC may also be obtained after the Registration Statements become effective by directing a request to: RMR Advisors, Inc., 400 Centre Street, Newton, MA, 02458 or by calling (617) 796-8253.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2008	RMR REAL ESTATE INCOME FUND

	By	/s/ Adam D. Portnoy
Adam D. Portnoy
President